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                                 VANGUARD(R) FUNDS
             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

As of March 2002, the first paragraph of the Fundamental Investment Limitations has been replaced with the following paragraph:

(The/Each) Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of a Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.





(C)2002 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                              032002